SCHEDULE OF COST OF SALES (Details) - USD ($) $ in Thousands		3 Months Ended
		Mar. 31, 2022	Mar. 31, 2021
Direct mining and milling costs	[1]	$ 5,442	$ 6,456
Changes in inventories	[2]	193	(303)
Depletion and amortization		2,278	1,790
Cost of sales		$ 7,913	$ 7,943

[1]	Direct mining and milling costs include personnel, general and administrative, fuel, electricity, maintenance and repair costs as well as operating supplies, external consulting and transport fees.
[2]	Changes in inventories reflect the net cost of ore and concentrate (i) sold during the current period but produced in a previous period (an addition to direct mining and milling costs) or (ii) produced but not sold in the current period (a deduction from direct mining and milling costs).